Exhibit 10.15

FIRST SUPPLEMENTAL TRUST INDENTURE

AMENDING AND RESTATING THE TRUST INDENTURE BY AND BETWEEN

GALLATIN COUNTY, MONTANA and U.S. BANK NATIONAL ASSOCIATION, as

Trustee, Relating to: Not to exceed $160,000,000

Gallatin County, Montana

Industrial Development Revenue Bonds

(Bridger Aerospace Group Project)

(Federally Taxable), Dated as of February 1, 2021

By and between

GALLATIN COUNTY, MONTANA

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Trustee

Dated as of July 1, 2022

Relating to:

$135,000,000

Gallatin County, Montana

Industrial Development Revenue and Revenue Refunding Bonds

(Bridger Aerospace Group Project)

Series 2022 (Taxable) (Sustainability Bonds)

TABLE OF CONTENTS

		Page

Section 1.	Definitions	3

Section 2.	Amendment and Restatement of Original Indenture.	3

Section 3.	Severability.	3

EXHIBIT A	Amended and Restated Trust Indenture	A-1

THIS FIRST SUPPLEMENTAL TRUST INDENTURE (this “First Supplement”) dated as of July 1, 2022, by and between GALLATIN COUNTY, MONTANA (together with any successor to its rights, duties and obligations hereunder, the “County”), a county and political subdivision of the State of Montana (the “State”) and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States of America, successor in interest to U.S. Bank National Association, as trustee (in such capacity, together with any successor in such capacity, the “Trustee”);

WITNESSETH:

WHEREAS, the County is a legally and regularly created, established, organized and existing county and political subdivision of the State;

WHEREAS, the County is authorized by Title 90, Chapter 5, Part 1, Montana Code Annotated, as amended (the “Act”), to carry out the public purposes described in the Act by financing or refinancing one or more “projects” (as defined in MCA 90-5-101(10)) (which includes any land, building or other improvement and all real or personal property, whether or not in existence suitable for use for commercial, manufacturing, agricultural or industrial enterprises (as contemplated by the Act), by issuing its revenue bonds to carry out such financing or refinancing and by pledging revenues from such projects as security for the payment of the principal of, premium, if any, and interest on any such revenue bonds and by entering into any agreements made in connection therewith, for the benefit of the inhabitants of the County;

WHEREAS, in order to further the purposes of the Act, the County has previously authorized the issuance from time to time of its $160,000,000 in maximum principal amount Industrial Development Revenue Bonds (Bridger Aerospace Group Project), in one or more series (the “Bonds”) pursuant to the Trust Indenture dated as of February 1, 2021 (the “Original Indenture” and, together with all amendments or supplements thereto, including this First Supplement, the “Indenture”) between the County and the Trustee, the proceeds of which shall be loaned to Bridger Aerospace Group, LLC, a Delaware limited liability company; Bridger Air Tanker 3, LLC, a Montana limited liability company; Bridger Air Tanker 4, LLC, a Montana limited liability company; Bridger Air Tanker 5, LLC, a Montana limited liability company; Bridger Solutions International 1, LLC, a Montana limited liability company; and Bridger Aviation Services, LLC, a Delaware limited liability company (individually and collectively the “Original Borrower Group”) in order to assist the Original Borrower Group with the financing of the costs of: (a) constructing and equipping two airplane hangars to be located at Gallatin Field in the County; (b) acquiring five firefighting aircraft to be stored, maintained and serviced at such hangars; (c) refinancing certain loans in connection with two firefighting aircraft owned and operated by the Original Borrower Group or its subsidiaries; (d) acquiring additional capital improvements to further the Original Borrower Group’s provision of aerial wildfire solutions; (e) funding a debt service reserve; (f) funding capitalized interest for a period not exceeding six months after completion of construction of such new hangars; and (g) certain issuance costs in connection with the Bonds;

WHEREAS, the County previously issued the initial series of the Bonds in the original principal amount of $7,330,000, designated as the County’s Industrial Development Revenue Bonds (Bridger Aerospace Group Project), Series 2021 (Federally Taxable) (the “Series 2021 Bonds”), pursuant to and secured by the Indenture, and loaned the proceeds of the Series 2021 Bonds to the Original Borrower Group in order to assist the Original Borrower Group with (a) the financing of the construction and equipping an airplane hangar (“Hangar 3”) to be located at Gallatin Field (Bozeman Yellowstone International Airport (BZN)) in Belgrade, Montana; (b) funding a debt service reserve; and (c) paying certain issuance costs in connection with the Series 2021 Bonds;

WHEREAS, Section 5.02 of the Original Indenture provides that the Series 2021 Bonds shall be redeemed by the County upon notice by the Original Borrower Group in whole at a redemption price equal to 103% of the principal amount of each Series 2021 Bond redeemed and accrued interest to the redemption date upon the occurrence of the issuance of any series of the Bonds after the Date of Issuance of the Series 2021 Bonds as Completion Indebtedness or as Additional Parity Indebtedness;

WHEREAS, the Original Borrower Group has provided notice of such redemption in whole of the outstanding Series 2021 Bonds pursuant to Section 5.03 of the Original Indenture;

WHEREAS, the County has authorized the issuance of a second series of the Bonds, designated as the County’s Industrial Development Revenue and Revenue Refunding Bonds (Bridger Aerospace Group Project), Series 2022 (Taxable) (Sustainability Bonds) (the “Series 2022 Bonds”), which will be issued in the original principal amount of $135,000,000, pursuant to and secured by the Indenture, and the loan of the proceeds of the Series 2022 Bonds to Bridger Aerospace Group, LLC, a Delaware limited liability company; Bridger Air Tanker, LLC, a Montana limited liability company; Bridger Air Tanker 3, LLC, a Montana limited liability company; Bridger Air Tanker 4, LLC, a Montana limited liability company; Bridger Air Tanker 5, LLC, a Montana limited liability company; Bridger Air Tanker 6, LLC, a Montana limited liability company; Bridger Air Tanker 7, LLC, a Montana limited liability company; Bridger Air Tanker 8, LLC, a Montana limited liability company; Bridger Solutions International 1, LLC, a Montana limited liability company; and Bridger Solutions International 2, LLC, a Montana limited liability company, (collectively, the Borrowers”) in order to (a) redeem the 2021 Bonds in whole at a redemption price equal to 103% of the principal amount of each Series 2021 Bond redeemed and accrued interest to the redemption date; (b) assist the Borrowers with financing and refinancing the costs of: (1) constructing and equipping Hangar 3 and a new airplane hangar (“Hangar 4”) to be located at Gallatin Field (Bozeman Yellowstone International Airport (BZN), in Belgrade, Montana, in the County; (2) the acquisition price and finance deposits for new Superscooper firefighting aircraft; (3) financing assets and related working capital previously acquired with equity; (4) refinancing of collateralized financings to facilitate the capital expenditures referenced in (1) through (3); and (5) acquiring additional capital improvements to further the Borrowers’ provision of aerial wildfire solutions; (collectively the “ Financed Property”); (c) fund a debt service reserve; and (d) pay certain issuance costs in connection with the Series 2022 Bonds (the “Taxable Series 2022 Project”);

WHEREAS, Section 10.01 of the Original Indenture permits the County and the Trustee, without the consent of, or notice to, the Bondholders, to enter into such indentures supplemental to the Original Indenture to provide for the issuance of an additional series of the Bonds;

WHEREAS, Section 10.02 of the Original Indenture provides that the owners of all the Bonds at the time Outstanding shall have the right, from time to time, to consent to and approve the execution by the County and the Trustee of such indenture or indentures supplemental to the Original Indenture as shall be deemed necessary or desirable by the County for the purpose of modifying, altering, amending, adding to, or rescinding, in any particular, any of the terms or provisions contained in the Original Indenture;

WHEREAS, the sole owner of the Series 2021 Bonds, which is the owner of all the Bonds at this time Outstanding, has consented to and approved the execution by the County and the Trustee of this First Supplement to amend the terms and provisions of the Original Indenture as set forth in the Amended and Restated Trust Indenture attached hereto as Exhibit A and to provide for the issuance of the Series 2022 Bonds; and

WHEREAS, all acts and things necessary to constitute this First Supplement a valid agreement according to its terms have been done and performed, and the County has duly authorized the execution and delivery hereof and of the Series 2022 Bonds to be issued hereunder;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the County covenants and agrees with the Trustee, for the benefit of the holders from time to time of the Bonds, as follows:

Section 1. Definitions. All capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture.

Section 2. Amendment and Restatement of Original Indenture. The Original Indenture is hereby amended, restated and replaced in its entirety by the Amended and Restated Trust Indenture attached hereto as Exhibit A. In the event the Series 2022 Bonds do not close and/or the Series 2021 Bonds are not redeemed in whole thereby, then the Original Indenture shall remain in full force and effect.

Section 3. Severability. If any provision of this First Supplement shall be held invalid by any court of competent jurisdiction, such holding shall not invalidate any other provision hereof.

IN WITNESS WHEREOF, the County has caused this First Supplement to be executed on its behalf by its Chair and to be attested by its duly authorized official, and the Trustee, to evidence the acceptance of trusts hereunder, has caused this First Supplement to be executed by its duly authorized officer, all as of the day and year first above written.

GALLATIN COUNTY COMMISSION,
Gallatin County, Montana

By:	/s/ Joe P. Skinner
Chairman

ATTEST:
/s/ Eric Semerad
Clerk and Recorder

U.S. BANK TRUST COMPANY,
NATIONAL ASSOCIATION, as Trustee

By:	/s/ Brandon Elzinga
Name:	Brandon Elzinga
Its:	Vice President

[Signature Page to First Supplemental Trust Indenture

Gallatin County, Montana Industrial Development Revenue and Revenue Refunding Bonds

(Bridger Aerospace Group Project), Series 2022 (Taxable)(Sustainability Bonds)]

CONSENTED TO BY:

Old Orchard Capital Management LP, as sole owner of the Series 2021 Bonds

By:	/s/ David Ashear
Its:	CAO / CCO

[Consent of sole owner of the Series 2021 Bonds to First Supplemental Trust Indenture

Gallatin County, Montana Industrial Development Revenue and Revenue Refunding Bonds

(Bridger Aerospace Group Project), Series 2022 (Taxable)(Sustainability Bonds)]

S-2

CONSENTED TO BY:
BORROWER:

BRIDGER AEROSPACE GROUP, LLC

By:	/s/ James Muchmore
James Muchmore, Chief Legal Officer

BRIDGER AIR TANKER, LLC

By:	/s/ James Muchmore
James Muchmore, Chief Legal Officer

BRIDGER AIR TANKER 3, LLC

By:	/s/ James Muchmore
James Muchmore, Chief Legal Officer

BRIDGER AIR TANKER 4, LLC

By:	/s/ James Muchmore
James Muchmore, Chief Legal Officer

BRIDGER AIR TANKER 5, LLC

By:	/s/ James Muchmore
James Muchmore, Chief Legal Officer

BRIDGER AIR TANKER 6, LLC

By:	/s/ James Muchmore
James Muchmore, Chief Legal Officer

BRIDGER AIR TANKER 7, LLC

By:	/s/ James Muchmore
James Muchmore, Chief Legal Officer

[Consent of Borrowers to First Supplemental Trust Indenture Gallatin County, Montana

Industrial Development Revenue and Revenue Refunding Bonds (Bridger Aerospace Group

Project), Series 2022 (Taxable)(Sustainability Bonds)]

BRIDGER AIR TANKER 8, LLC

By:	/s/ James Muchmore
James Muchmore, Chief Legal Officer

BRIDGER SOLUTIONS INTERNATIONAL 1, LLC

By:	/s/ James Muchmore
James Muchmore, Chief Legal Officer

BRIDGER SOLUTIONS INTERNATIONAL 2, LLC

By:	/s/ James Muchmore
James Muchmore, Chief Legal Officer

[Consent of Borrowers to First Supplemental Trust Indenture Gallatin County, Montana Industrial

Development Revenue and Revenue Refunding Bonds (Bridger Aerospace Group Project), Series

2022 (Taxable)(Sustainability Bonds)]

EXHIBIT A

AMENDED AND RESTATED TRUST INDENTURE

A-1